SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2002

Amgen Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-12477	95-3540776
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Amgen Center Drive
Thousand Oaks, California 91320-1799
(Address of Principal Executive Offices)

(805) 447-1000
(Registrant’s telephone number, including area code)

ITEM 9.    REGULATION FD DISCLOSURE

On August 13, 2002, Amgen Inc. (the “Registrant”) filed its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 (the “Form 10-Q”) with the Securities and Exchange Commission. The Registrant’s Form 10-Q was accompanied by the certifications required by 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, and the text of such certifications is set forth below:

“Certification of Chief Executive Officer

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Amgen Inc. (the “Company”) hereby certifies that:

(i)
the accompanying Quarterly Report on Form 10-Q of the Company for the three months ended June 30, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)	information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 13, 2002	/s/ Kevin W. Sharer
Kevin W. Sharer
Chairman of the Board, Chief Executive Officer
and President

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference to any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.”

2

“Certification of Chief Financial Officer

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Amgen Inc. (the “Company”) hereby certifies that:

(i)
the accompanying Quarterly Report on Form 10-Q of the Company for the three months ended June 30, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)	information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 13, 2002

/s/ RICHARD D. NANULA
Richard D. Nanula Executive Vice President, Finance, Strategy and Communications, and Chief Financial Officer

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference to any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.”

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2002	AMGEN INC.

	By:	/s/ Richard D. Nanula
Richard D. Nanula Executive Vice President, Finance, Strategy and Communications, and Chief Financial Officer

4